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                                                                    EXHIBIT 24.2

                           DUKE CAPITAL CORPORATION
                                  CERTIFICATE

     The undersigned officer of DUKE CAPITAL CORPORATION, a Delaware corporation (the "Corporation"), does hereby certify that attached hereto is a true and complete copy of a resolution adopted by a written consent of the Board of Directors of the Corporation with respect to the Registration Statement, which resolution is presently in full force and effect.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand and affixed the seal of the Corporation this 26th day of August, 1999.


                                                    /s/ Robert T. Lucas III
                                                   ----------------------------
                                                        Robert T. Lucas III
                                                        Assistant Secretary

(Corporate Seal)

     FURTHER RESOLVED, that each officer and director who may be required to execute such Registration Statement or Registration Statements or any amendments thereto (whether on behalf of the Company or as an officer or director thereof or by attesting the seal of the Company or otherwise) be and hereby is authorized to execute a power of attorney appointing Richard J. Osborne, David L. Hauser and Robert T. Lucas III, and each of them, as true and lawful attorneys and agents to execute in his or her name, place and stead (in any such capacity) such Registration Statement or Registration Statements and any and all amendments thereto and all instruments necessary or advisable in connection therewith, to attest the seal of the Company thereon and to file the same with the Securities and Exchange Commission, each of said attorneys and agents to have power to act with or without the others and to have full power and authority to do and perform in the name and on behalf of each of such officers and directors, or both, as the case may be, every act whatsoever necessary or advisable to be done in the premises as fully and to all intents and purposes as any such officer or director might or could do in person;